Exhibit 99.1

CareCloud Reports First Quarter 2024 Results

Continued Focus on Cost Reduction, Profitability and Cash Flow

SOMERSET, N.J., May 14, 2024 (GLOBE NEWSWIRE) – CareCloud, Inc. (the “Company” or “CareCloud”) (Nasdaq: CCLD, CCLDP and CCLDO), a leader in healthcare technology solutions for medical practices and health systems nationwide, today announced financial and operational results for the three months ended March 31, 2024.

First Quarter 2024 Financial Highlights

●	Revenue of $26.0 million, as compared to $30.0 million in Q1 2023
●	GAAP operating income of $129,000, as compared to operating loss of ($223,000) in Q1 2023
●	GAAP net loss of ($241,000) or $(0.02) per share, as compared to net loss of ($401,000) or $(0.28) per share in Q1 2023
●	Adjusted EBITDA of $3.7 million, as compared to $4.2 million in Q1 2023
●	Cash provided from operations of $4.1 million, as compared to $1.0 million in Q1 2023
●	Free cash flow of $2.2 million, as compared to ($2.0 million) in Q1 2023

Recent Operational Highlights

●	Identified approximately $22 million in annualized expense reductions since the initiative began in October 2023, of which $15 million in cost savings will be realized this year
●	Repaid $2.0 million of the outstanding balance on the Company’s credit facility during 2024, half in March and half in April 2024
●	Retained JMP Securities to assist the Company in providing recommendations to optimize its capital structure

“I’m very pleased to announce that we are turning the corner in our pivot towards improved profitability, as our free cash flow, cash from operations and related metrics are all moving strongly in the right direction even with a lower level of revenue, enabling us to pay down $2.0 million on our credit facility so far this year,” said A. Hadi Chaudhry, CEO of CareCloud. “Additionally, we have continued to actively expand our use of generative AI, which further drives operating efficiencies as we simultaneously strengthen the foundation of our platform.”

“Our entire team remains hard at work, with the shared goal of aligning costs and driving profitability,” said Stephen Snyder, President of CareCloud. “Our first quarter revenue is always seasonally low, due to the effect of insurance deductibles, and we continued to have softness in medSR’s nonrecurring project-based revenue; however, the effects of our cost reduction efforts are starting to materialize. During the quarter, we were encouraged to realize improved year-over-year free cash flow, and positive GAAP operating income for the first time since 2022, and a large increase in cash provided from operations.”

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CareCloud is reiterating its forward-looking guidance for the fiscal year ending December 31, 2024:

Forward-Looking Guidance
Revenue	$118 – $120 million
Adjusted EBITDA	$21 – $23 million

Conference Call Information

CareCloud management will host a conference call today at 8:30 a.m. Eastern Time to discuss the first quarter 2024 results. The live webcast of the conference call and related presentation slides can be accessed under Events & Presentations at ir.carecloud.com/events/. An audio-only option is available by dialing 416-764-8658 and referencing “CareCloud First Quarter 2024 Earnings Call.” Investors who opt for audio only will need to download the related slides at ir.carecloud.com/events/.

A replay of the conference call with slides will be available approximately one hour after conclusion of the call at the same link. An audio replay can also be accessed by dialing 412-317-6671 and providing access code 16789915.

Use of Non-GAAP Financial Measures

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we use and discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this press release after the condensed consolidated financial statements. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.carecloud.com.

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “shall,” “should,” “could,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “seeks,” “estimates,” “forecasts,” “predicts,” “possible,” “potential,” “target,” or “continue” or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, the impact of pandemics on our financial performance and business activities, and the expected results from the integration of our acquisitions.

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These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to the Company’s ability to manage growth, migrate newly acquired customers and retain new and existing customers, maintain cost-effective global operations, increase operational efficiency and reduce operating costs, predict and properly adjust to changes in reimbursement and other industry regulations and trends, retain the services of key personnel, develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards, compete with other companies’ products and services competitive with ours, manage and keep our information systems secure and other important risks and uncertainties referenced and discussed under the heading titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About CareCloud

CareCloud (Nasdaq: CCLD, CCLDP, CCLDO) brings disciplined innovation to the business of healthcare. Our suite of technology-enabled solutions helps clients increase financial and operational performance, streamline clinical workflows and improve the patient experience. More than 40,000 providers count on CareCloud to improve patient care, while reducing administrative burdens and operating costs. Learn more about our products and services, including revenue cycle management (RCM), practice management (PM), electronic health records (EHR), business intelligence, patient experience management (PXM) and digital health at www.carecloud.com.

Follow CareCloud on LinkedIn, Twitter and Facebook.

For additional information, please visit our website at www.carecloud.com. To view CareCloud’s latest investor presentations, read recent press releases, please visit ir.carecloud.com.

SOURCE CareCloud

Company Contact:

Norman Roth

Interim Chief Financial Officer and Corporate Controller

CareCloud, Inc.

ir@carecloud.com

Investor Contact:

Bill Korn

CareCloud, Inc.

ir@carecloud.com

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CARECLOUD, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in thousands, except share and per share amounts)

	March 31,	December 31,
	2024	2023
	(Unaudited)
ASSETS
Current assets:
Cash	$4,138	$3,331
Accounts receivable - net	11,962	11,888
Contract asset	5,455	5,094
Inventory	480	465
Current assets - related party	16	16
Prepaid expenses and other current assets	2,225	2,449
Total current assets	24,276	23,243
Property and equipment - net	5,438	5,317
Operating lease right-of-use assets	4,107	4,365
Intangible assets - net	23,237	25,074
Goodwill	19,186	19,186
Other assets	641	641
TOTAL ASSETS	$76,885	$77,826
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,921	$5,798
Accrued compensation	2,765	3,444
Accrued expenses	6,350	5,065
Operating lease liability (current portion)	1,775	1,888
Deferred revenue (current portion)	1,386	1,380
Notes payable (current portion)	167	292
Dividend payable	5,438	5,433
Total current liabilities	23,802	23,300
Notes payable	35	37
Borrowings under line of credit	9,000	10,000
Operating lease liability	2,320	2,516
Deferred revenue	308	256
Total liabilities	35,465	36,109
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.001 par value - authorized 7,000,000 shares. Series A, issued and outstanding 4,526,231 shares at March 31, 2024 and December 31, 2023. Series B, issued and outstanding 1,482,792 and 1,468,792 shares at March 31, 2024 and December 31, 2023, respectively	6	6
Common stock, $0.001 par value - authorized 35,000,000 shares. Issued 16,859,291 and 16,620,891 shares at March 31, 2024 and December 31, 2023, respectively. Outstanding 16,118,492 and 15,880,092 shares at March 31, 2024 and December 31, 2023, respectively	17	17
Additional paid-in capital	120,622	120,706
Accumulated deficit	(74,722)	(74,481)
Accumulated other comprehensive loss	(3,841)	(3,869)
Less: 740,799 common shares held in treasury, at cost at March 31, 2024 and December 31, 2023	(662)	(662)
Total shareholders’ equity	41,420	41,717
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$76,885	$77,826

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CARECLOUD, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

($ in thousands, except share and per share amounts)

	March 31,
	2024	2023
NET REVENUE	$25,962	$30,001
OPERATING EXPENSES:
Direct operating costs	15,177	18,107
Selling and marketing	1,770	2,612
General and administrative	3,721	5,120
Research and development	913	1,078
Depreciation and amortization	3,930	3,038
Net loss on lease terminations, unoccupied lease charges and restructuring costs	322	269
Total operating expenses	25,833	30,224
OPERATING INCOME (LOSS)	129	(223)
OTHER:
Interest income	27	20
Interest expense	(365)	(150)
Other income - net	7	17
LOSS BEFORE PROVISION FOR INCOME TAXES	(202)	(336)
Income tax provision	39	65
NET LOSS	$(241)	$(401)

Preferred stock dividend	5	3,931
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(246)	$(4,332)

Net loss per common share: basic and diluted	$(0.02)	$(0.28)
Weighted-average common shares used to compute basic and diluted loss per share	16,014,309	15,421,096

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CARECLOUD, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023

($ in thousands)

	2024	2023
OPERATING ACTIVITIES:
Net loss	$(241)	$(401)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,020	3,205
Lease amortization	509	683
Deferred revenue	58	16
Provision for expected credit losses	37	97
Provision for deferred income taxes	-	26
Foreign exchange gain	(11)	(11)
Interest accretion	168	166
Stock-based compensation (benefit) expense	(708)	1,072
Changes in operating assets and liabilities:
Accounts receivable	(111)	(156)
Contract asset	(361)	(619)
Inventory	(15)	116
Other assets	-	(615)
Accounts payable and other liabilities	721	(2,556)
Net cash provided by operating activities	4,066	1,023
INVESTING ACTIVITIES:
Purchases of property and equipment	(298)	(835)
Capitalized software and other intangible assets	(1,570)	(2,204)
Net cash used in investing activities	(1,868)	(3,039)
FINANCING ACTIVITIES:
Preferred stock dividends paid	-	(3,875)
Settlement of tax withholding obligations on stock issued to employees	(151)	(1,113)
Repayments of notes payable	(223)	(236)
Proceeds from issuance of Series B Preferred Stock, net of expenses	-	1,437
Proceeds from line of credit	-	12,700
Repayment of line of credit	(1,000)	(10,700)
Net cash used in financing activities	(1,374)	(1,787)
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(17)	(335)
NET INCREASE (DECREASE) IN CASH	807	(4,138)
CASH - Beginning of the period	3,331	12,299
CASH - End of the period	$4,138	$8,161
SUPPLEMENTAL NONCASH INVESTING AND FINANCING ACTIVITIES:
Dividends declared, not paid	$5	$3,931
Purchase of prepaid insurance with assumption of note	$96	$-
Reclass of deposits for property and equipment placed in service	$296	$-
SUPPLEMENTAL INFORMATION - Cash paid during the period for:
Income taxes	$6	$2
Interest	$295	$75

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO COMPARABLE GAAP MEASURES (UNAUDITED)

The following is a reconciliation of the non-GAAP financial measures used by us to describe our financial results determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”

While management believes that these non-GAAP financial measures provide useful supplemental information to investors regarding the underlying performance of our business operations, investors are reminded to consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, it should be noted that these non-GAAP financial measures may be different from non-GAAP measures used by other companies, and management may utilize other measures to illustrate performance in the future. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.

Adjusted EBITDA to GAAP Net Loss

Set forth below is a reconciliation of adjusted EBITDA to our GAAP net loss.

	Three Months Ended March 31,
	2024	2023
	($ in thousands)
Net revenue	$25,962	$30,001

GAAP net loss	(241)	(401)

Provision for income taxes	39	65
Net interest expense	338	130
Foreign exchange gain	(5)	(8)
Stock-based compensation (benefit) expense, net of restructuring costs	(708)	1,072
Depreciation and amortization	3,930	3,038
Transaction and integration costs	12	72
Net loss on lease terminations, unoccupied lease charges and restructuring costs	322	269
Adjusted EBITDA	$3,687	$4,237

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Non-GAAP Adjusted Operating Income to GAAP Operating Income (Loss)

Set forth below is a reconciliation of our non-GAAP adjusted operating income and non-GAAP adjusted operating margin to our GAAP operating income (loss) and GAAP operating margin.

	Three Months Ended March 31,
	2024	2023
	($ in thousands)
Net revenue	$25,962	$30,001

GAAP net loss	(241)	(401)
Provision for income taxes	39	65
Net interest expense	338	130
Other income - net	(7)	(17)
GAAP operating income (loss)	129	(223)
GAAP operating margin	0.5%	(0.7%)

Stock-based compensation (benefit) expense, net of restructuring costs	(708)	1,072
Amortization of purchased intangible assets	840	1,323
Transaction and integration costs	12	72
Net loss on lease terminations, unoccupied lease charges and restructuring costs	322	269
Non-GAAP adjusted operating income	$595	$2,513
Non-GAAP adjusted operating margin	2.3%	8.4%

Non-GAAP Adjusted Net Income to GAAP Net Loss

Set forth below is a reconciliation of our non-GAAP adjusted net income and non-GAAP adjusted net income per share to our GAAP net loss and GAAP net loss per share.

	Three Months Ended March 31,
	2024	2023
	($ in thousands, except for per share amounts)
GAAP net loss	$(241)	$(401)

Foreign exchange gain	(5)	(8)
Stock-based compensation (benefit) expense, net of restructuring costs	(708)	1,072
Amortization of purchased intangible assets	840	1,323
Transaction and integration costs	12	72
Net loss on lease terminations, unoccupied lease charges and restructuring costs	322	269
Income tax provision related to goodwill	-	26
Non-GAAP adjusted net income	$220	$2,353

End-of-period shares	16,118,492	15,592,608

Non-GAAP adjusted net income per share	$0.01	$0.15

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For purposes of determining non-GAAP adjusted net income per share, we used the number of common shares outstanding as of March 31, 2024 and 2023, respectively.

	Three Months Ended March 31,
	2024	2023
GAAP net loss attributable to common shareholders, per share	$(0.02)	$(0.28)
Impact of preferred stock dividend	0.00	0.25
Net loss per end-of-period share	(0.02)	(0.03)

Foreign exchange gain	0.00	0.00
Stock-based compensation (benefit) expense	(0.04)	0.07
Amortization of purchased intangible assets	0.05	0.09
Transaction and integration costs	0.00	0.00
Net loss on lease terminations, unoccupied lease charges and restructuring costs	0.02	0.02
Income tax provision related to goodwill	0.00	0.00
Non-GAAP adjusted earnings per share	$0.01	$0.15

End-of-period common shares	16,118,492	15,592,608
In-the-money warrants and outstanding unvested RSUs	192,125	630,094
Total fully diluted shares	16,310,617	16,222,702
Non-GAAP adjusted diluted earnings per share	$0.01	$0.15

Set forth below is a reconciliation of our non-GAAP free cash flow to net cash provided by operating activities.

	Three Months Ended March 31,
	2024	2023
	($ in thousands)
Net cash provided by operating activities	$4,066	$1,023

Purchases of property and equipment	(298)	(835)
Capitalized software and other intangible assets	(1,570)	(2,204)
Free cash flow	$2,198	$(2,016)

Net cash used in investing activities[1]	$(1,868)	$(3,039)
Net cash used in financing activities	$(1,374)	$(1,787)

1 Net cash used in investing activities includes purchases of property and equipment and capitalized software and other intangible assets, which are also included in our computation of free cash flow.

Explanation of Non-GAAP Financial Measures

We report our financial results in accordance with accounting principles generally accepted in the United States of America or GAAP. However, management believes that, in order to properly understand our short-term and long-term financial and operational trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and impact on continuing operations. Management also uses results of operations before such items to evaluate the operating performance of CareCloud and compare it against past periods, make operating decisions, and serve as a basis for strategic planning. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in our ongoing business by eliminating certain non-cash expenses and other items that management believes might otherwise make comparisons of our ongoing business with prior periods more difficult, obscure trends in ongoing operations, or reduce management’s ability to make useful forecasts. Management believes that these non-GAAP financial measures provide additional means of evaluating period-over-period operating performance. In addition, management understands that some investors and financial analysts find this information helpful in analyzing our financial and operational performance and comparing this performance to our peers and competitors.

Management uses adjusted EBITDA, adjusted operating income, adjusted operating margin, non-GAAP adjusted net income and free cash flow to provide an understanding of aspects of operating results and cash flows before the impact of investing and financing transactions and income taxes. Adjusted EBITDA may be useful to an investor in evaluating our operating performance and liquidity because this measure excludes non-cash expenses as well as expenses pertaining to investing or financing transactions. Management defines “adjusted EBITDA” as the sum of GAAP net income (loss) before provision for (benefit from) income taxes, net interest expense, other (income) expense, stock-based compensation expense, depreciation and amortization, integration costs, transaction costs, impairment charges and changes in contingent consideration.

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Management defines “non-GAAP adjusted operating income” as the sum of GAAP operating income (loss) before stock-based compensation expense, amortization of purchased intangible assets, integration costs, transaction costs, impairment charges and changes in contingent consideration, and “non-GAAP adjusted operating margin” as non-GAAP adjusted operating income divided by net revenue.

Management defines “non-GAAP adjusted net income” as the sum of GAAP net income (loss) before stock-based compensation expense, amortization of purchased intangible assets, other (income) expense, integration costs, transaction costs, impairment charges, changes in contingent consideration, any tax impact related to these preceding items and income tax expense related to goodwill, and “non-GAAP adjusted net income per share” as non-GAAP adjusted net income divided by common shares outstanding at the end of the period.

Management defines “free cash flow” as net cash provided by operating activities less purchases of property and equipment and capitalized software and other intangible assets.

Management considers all of these non-GAAP financial measures to be important indicators of our operational strength, cash flows and performance of our business and a good measure of our historical operating trends, in particular the extent to which ongoing operations impact our overall financial performance.

In addition to items routinely excluded from non-GAAP EBITDA, management excludes or adjusts each of the items identified below from the applicable non-GAAP financial measure referenced above for the reasons set forth with respect to that excluded item:

Foreign exchange loss / other expense. Other expense is excluded because foreign currency gains and losses and other non-operating expenses are expenditures that management does not consider part of ongoing operating results when assessing the performance of our business, and also because the total amount of the expense is partially outside of our control. Foreign currency gains and losses are based on global market factors which are unrelated to our performance during the period in which the gains and losses are recorded.

Stock-based compensation expense. Stock-based compensation expense is excluded because this is primarily a non-cash expenditure that management does not consider part of ongoing operating results when assessing the performance of our business, and also because the total amount of the expenditure is partially outside of our control because it is based on factors such as stock price, volatility, and interest rates, which may be unrelated to our performance during the period in which the expenses are incurred. Stock-based compensation expense includes cash-settled awards based on changes in the stock price.

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Amortization of purchased intangible assets. Purchased intangible assets are amortized over their estimated useful lives and generally cannot be changed or influenced by management after the acquisition. Accordingly, this item is not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are recorded.

Transaction costs. Transaction costs are upfront costs related to acquisitions and related transactions, such as brokerage fees, pre-acquisition accounting costs and legal fees, and other upfront costs related to specific transactions. Management believes that such expenses do not have a direct correlation to future business operations, and therefore, these costs are not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

Integration costs. Integration costs are severance payments for certain employees relating to our acquisitions and exit costs related to terminating leases and other contractual agreements. Accordingly, management believes that such expenses do not have a direct correlation to future business operations, and therefore, these costs are not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

Net loss on lease terminations, unoccupied lease charges and restructuring costs. Net loss on lease terminations represents the write-off of leasehold improvements and gains or losses as a result of an early lease termination. Unoccupied lease charges represent the portion of lease and related costs for vacant space not being utilized by the Company. Restructuring costs primarily consist of severance and separation costs associated with the optimization of the Company’s operations and profitability improvements. Management believes that such expenses do not have a direct correlation to future business operations, and therefore, these costs are not considered by management in making operating decisions. Management does not believe such charges accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

Income tax provision related to goodwill. Income tax provision resulting from the amortization of goodwill related to our acquisitions represents a charge (benefit) to record the tax effect resulting from amortizing goodwill over 15 years for tax purposes. Goodwill is not amortized for GAAP reporting. Any income tax expense is not anticipated to result in a cash payment.

Free cash flow. Management believes that free cash flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use in evaluating the Company’s financial performance. Free cash flow should be considered in addition to, rather than as a substitute for, consolidated net operating results as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. Additionally, the Company’s definition of free cash flow is limited, in that it does not represent residual cash flows available for discretionary expenditures, due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations or payments made for business acquisitions. Therefore, we believe it is important to view free cash flow as a measure that provides supplemental information to our condensed consolidated statements of cash flows.

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